                                                                    EXHIBIT 99.1


                                 [OILGEAR LOGO]



NEWS RELEASE                                 FOR ADDITIONAL INFORMATION CONTACT:
                                             David A. Zuege (414) 327-1700
FOR IMMEDIATE RELEASE



               OILGEAR REPORTS FOURTH QUARTER AND YEAR-END RESULTS

MILWAUKEE, WIS., MARCH 21, 2003....The Oilgear Company (NASDAQ/NMS:OLGR) today reported results for the fourth quarter and year ended December 31, 2002.

Net sales for 2002 were $75,300,000, compared to sales of $82,619,000 in the prior year. Oilgear reported a net loss of $5,479,000 or $2.81 per diluted share for 2002 compared to a net loss of $1,704,000 or $0.88 per diluted share in 2001. Excluding special costs of $839,000 for closing a facility, early retirement benefits and severance, the loss was $4,640,000. The 2001 net loss included special costs of $973,000, which were also for closing a facility, early retirement benefits and severance.

Net sales for the fourth quarter of 2002 were $17,875,000, compared to net sales of $19,181,000 for the fourth quarter of 2001. For the fourth quarter of 2002, the net loss was $3,038,000 or $1.55 per share compared to a net loss of $198,000 or $0.10 per share in 2001. Excluding the special costs of $839,000, the 2002 loss was $2,199,000. The 2001 net loss included special costs of $255,000, which were also for closing a facility, early retirement benefits and severance.

Orders for 2002 totaled $84,417,000 compared to $81,877,000 in 2001. The backlog increased to $29,562,000 at December 31, 2002, compared to a backlog of $20,445,000 at the end of 2001. The backlog increased on the strength of an approximately $11 million order for a custom engineered hydraulic power unit and electronic controls for a large open die forging press received in mid 2002 which will be recognized in revenue during 2003 and 2004.

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Orders in the fourth quarter were $16,577,000 compared to orders of $19,470,000 in the fourth quarter of 2001. "Orders for the first two months of 2003 are approximately equal to the fourth quarter total and are about 10% ahead of the same two months of 2001," said David A. Zuege, president and chief executive officer of Oilgear.

"2002 was a very difficult year for the fluid power industry and for Oilgear as we needed to reduce costs to align them with the realities of the continued weakness in the worldwide economy," Zuege said. "The expected recovery in the manufacturing industries which we serve has not yet materialized. Our custom engineered products business, which is closely related to capital investment in productive machinery, has been particularly hard hit by the lag in business investment."

Zuege indicated that in light of the lower sales of the past two years, the company has taken actions to reduce employment and operating costs. "These actions include workforce reductions and shorter hours at our plants in Milwaukee and Leeds, England, a salary reduction program, closing of an assembly facility in Novi, Michigan, closing of the plant in Longview, Texas, and early retirement programs. We have reduced our total worldwide workforce by 23% since the beginning of 2001. The largest reduction was in our U.S. workforce, which is down 32% from the beginning of 2001," Zuege said. "Unfortunately, these cost reduction efforts have been significantly offset by increased costs for healthcare, pension, insurance and energy.

"As part of our cost reduction and efficiency improvement efforts, we are evaluating downsizing our facility in Leeds, England and moving these operations to a smaller more efficient facility. We have received a letter of intent to acquire our existing facility for 4,050,000 pounds sterling. The offer is contingent upon receiving government authorization to convert the property to residential use and upon our ability to find a suitable site to relocate. It is unlikely that this transaction could be consummated before 2004. The property is on our books at zero value so the transaction may provide a significant capital gain," Zuege added.


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In 2002, the weakness in the financial equity markets and the reduced long-term interest rates resulted in an increase in the unfunded employee benefit costs and a decrease in shareholders equity of approximately $10,200,000. The benefits under the plans were substantially frozen during 2002.

A leader in the fluid power industry, The Oilgear Company provides advanced technology in the design and production of unique fluid power components, systems and electronic controls. The company serves customers in the primary metals, machine tool, automobile, petroleum, construction equipment, chemical, plastic, glass, lumber, rubber and food industries. Its products are sold as individual components or integrated into high performance systems.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. In addition to the assumptions and other factors referenced specifically in connection with such statements, the following could impact the business and financial prospects of the Company: factors affecting the Company's international operations, including fluctuations in currencies, changes in laws and political or financial insecurity of foreign governments; factors affecting the Company's ability to hire and retain competent employees, including unionization of non-union employees and strikes or work stoppages; factors affecting the economy generally, including an economic slowdown and other conditions that could reduce demand for the Company's products; decrease in stock price as a result of market conditions; changes in the law or standards applicable to the Company, including environmental laws and accounting pronouncements; availability of raw materials; unanticipated technological developments that result in competitive disadvantages and may impair existing assets; and factors set forth in the Company's periodic reports filed with the SEC in accordance with the Securities Exchange Act. Shareholders, potential investors and other readers are urged to consider these factors and those set forth in the company's filings with the SEC carefully in evaluating the forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

         NEWS RELEASES AND PRODUCT INFORMATION FROM THE OILGEAR COMPANY

                    ARE AVAILABLE 24 HOURS A DAY ON-LINE AT:

                                 www.oilgear.com







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                               THE OILGEAR COMPANY
                   CONSOLIDATED CONDENSED OPERATING STATEMENT
                                   (Unaudited)

                                                                             Three Months Ended December 31,
                                                                             -------------------------------
                                                                           2002                         2001
                                                                           ----                         ----
Net sales..........................................................   $   17,875,000              $   19,181,000
Cost of sales......................................................       14,894,000                  14,426,000
Special costs......................................................          372,000                     155,000
                                                                      --------------              --------------
    Gross profit...................................................   $    2,609,000              $    4,600,000
Operating expenses.................................................        4,688,000                   4,377,000
Special operating expenses.........................................          467,000                     100,000
                                                                      --------------              --------------
    Operating income (loss)........................................   $   (2,546,000)             $      123,000
                                                                      --------------              --------------
Interest expense...................................................          269,000                     412,000
Other income.......................................................          (72,000)                    159,000
                                                                      --------------              --------------
Loss before income taxes...........................................       (2,887,000)                   (130,000)
Income taxes.......................................................           45,000                      71,000
                                                                      --------------              --------------
Net loss before minority interest..................................       (2,932,000)                   (201,000)
Minority interest..................................................          106,000                      (3,000)
                                                                      --------------              --------------
    Net earnings (loss)............................................   $   (3,038,000)             $     (198,000)
                                                                      ==============              ==============
Basic earnings (loss) per share of common stock....................   $        (1.55)             $        (0.10)
                                                                      ==============              ==============
Diluted earnings (loss) per share of common stock..................   $        (1.55)             $        (0.10)
                                                                      ==============              ==============
Dividends per share................................................   $         0.00              $         0.00
                                                                      ==============              ==============
Basic weighted average outstanding shares..........................        1,955,000                   1,943,000
Diluted weighted average outstanding shares........................        1,955,000                   1,943,000


                                                                             Twelve Months Ended December 31,
                                                                             --------------------------------
                                                                              2002                        2001
                                                                              ----                        ----
Net sales..........................................................   $   75,300,000              $   82,619,000
Cost of sales......................................................       60,539,000                  63,112,000
Special costs......................................................          372,000                     647,000
                                                                       -------------              --------------
    Gross profit...................................................   $   14,389,000              $   18,860,000
Operating expenses.................................................       18,011,000                  18,468,000
Special operating expenses.........................................          467,000                     326,000
                                                                       -------------              --------------
    Operating income (loss)........................................   $   (4,089,000)             $       66,000
                                                                      ---------------             --------------
Interest expense...................................................        1,255,000                   1,666,000
Other income.......................................................          179,000                     215,000
                                                                       -------------              --------------
Earnings (loss) before income taxes................................       (5,165,000)                 (1,385,000)
Income taxes.......................................................          253,000                     277,000
                                                                       -------------              --------------
Net earnings (loss) before minority interest.......................       (5,418,000)                 (1,662,000)
Minority interest..................................................           61,000                      42,000
                                                                       -------------              --------------
    Net earnings (loss)............................................   $   (5,479,000)             $   (1,704,000)
                                                                      ==============              ===============
Basic earnings (loss) per share of common stock....................   $        (2.81)             $        (0.88)
                                                                      ===============             ===============
Diluted earnings (loss) per share of common stock..................   $        (2.81)             $        (0.88)
                                                                      ==============              ===============
Dividends per share................................................   $         0.00              $         0.14
                                                                      ==============              ==============
Basic weighted average outstanding shares..........................        1,951,000                   1,947,000
Diluted weighted average outstanding shares........................        1,951,000                   1,947,000


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Page 5


                               THE OILGEAR COMPANY
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                   (Unaudited)


                                                                     DECEMBER 31, 2002          December 31, 2001
                                                                     -----------------          -----------------
ASSETS
Current Assets
     Cash and cash equivalents.....................................   $    4,126,000              $    4,997,000
     Accounts receivable...........................................       14,948,000                  17,002,000
     Inventories...................................................       21,556,000                  23,910,000
     Other current assets..........................................        3,487,000                   2,186,000
                                                                      --------------              --------------
          Total current assets.....................................   $   44,117,000              $   48,095,000
                                                                      --------------              --------------
Net property plant and equipment...................................       21,149,000                  22,701,000
Other assets.......................................................        1,761,000                   1,136,000
                                                                      --------------              --------------
                                                                      $   67,027,000              $   71,932,000
                                                                      ==============              ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Current debt..................................................   $    2,209,000              $    7,564,000
     Accounts payable..............................................        5,910,000                   5,377,000
     Other current liabilities.....................................        9,309,000                   8,230,000
                                                                      --------------              --------------
          Total current liabilities................................   $   17,428,000              $   21,171,000
                                                                      --------------              --------------
Long-term debt.....................................................       20,986,000                  17,130,000
Unfunded employee benefit costs....................................       22,868,000                  13,996,000
Other non-current liabilities......................................        1,027,000                   1,107,000
                                                                      --------------              --------------
     Total liabilities.............................................   $   62,309,000              $   53,404,000
                                                                      --------------              --------------
Minority interest in consolidated subsidiaries.....................          859,000                     946,000
Shareholders' equity...............................................        3,859,000                  17,582,000
                                                                      --------------              --------------
                                                                      $   67,027,000              $   71,932,000
                                                                      ==============              ==============



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